UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2010

TechniScan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-143236	27-1093363
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3216 South Highland Drive, Suite 200, Salt Lake City, Utah	84106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 521-0444

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 10, 2010, TechniScan Inc., a Delaware corporation (the “Company”) entered into amendments (the “Notes Amendment”) to the senior secured convertible promissory notes (the “Notes”) with Biotex Pharma Investments LLC (“Biotex”), Danal International Trading Corp.(“Danal”), Michael J. Jandernoa (“Jandernoa”), Kenneth G. Hungerford II (“Hungerford”)  and Richard J. Stanley (“Stanley”).  The Notes Amendment for Biotex, Danal, and Jandernoa extended the Filing Deadline with respect to the initial Registration Statement from the 45th calendar day after the date of their Notes, which was March 30, 2010 (“Closing Date”), to the 60th calendar day after the date of the Note.  The Notes Amendment for Hungerford and Stanley, and the form of the Notes for any additional investors, extended the Filing Deadline with respect to the initial Registration Statement from the 45th calendar day after the date of their Notes to May 31, 2010.

The Company also amended the Registration Rights Agreement on May 10, 2010 (“Registration Rights Amendment”) that extended the Filing Deadline with respect to the initial Registration Statement from the 45th calendar day after the Closing Date to the 60th calendar day after the Closing Date.  In addition, the Registration Rights Amendment also extended the Effectiveness Deadline with respect to the initial Registration Statement from the 105th calendar day after the Closing Date (or the 150th calendar day after the Closing Date in the event that the Registration Statement is subject to full review by the Commission) to the 120th calendar day after the Closing Date (or the 165th calendar day after Closing Date relating to the full review by the Commission.

As part of the Company’s private debt offering described in our Current Report on Form 8-K filed with the SEC on April 5, 2010, and amended as described above, on May 10, 2010, Edward C. Mattes, Jr. purchased a Note in the amount of $10,000 and received common stock purchase warrants to purchase 14,925 Shares.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offering of the Note and the Warrant was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to an “accredited investor” within the meaning of Rule 501 of Regulation D. The recipient(s) of our securities took them for investment purposes without a view to distribution. Furthermore, they had access to information concerning our Company and our business prospects; there was no general solicitation or advertising for the purchase of our securities; and the securities are restricted pursuant to Rule 144.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1  Form of Senior Secured Convertible Promissory Note of TechniScan, Inc., as amended

Exhibit 10.1  Amendment to Registration Rights Agreement dated May 10, 2010 by and between TechniScan, Inc. and Biotex Pharma Investments, LLC, on behalf of all the stockholders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechniScan, Inc.

May 14, 2010	By:	/s/ Steven K. Passey

Name: Steven K. Passey
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Senior Secured Convertible Promissory Note of TechniScan, Inc., as amended
10.1	Amendment to Registration Rights Agreement dated May 10, 2010 by and between TechniScan, Inc. and Biotex Pharma Investments, LLC, on behalf of all the stockholders party thereto.